Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 456.17
Total Fee Amount	456.17
Total Transaction Valuation	3,303,181.00
Total Offset Amount	0.00
Net Fee	$ 0.00